--------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2003

IMH ASSETS CORP. (as depositor under an Indenture, dated as of May 29, 2003, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2003-6)


                                IMH Assets Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 333-103591                   33-0705301
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

1401 Dove Street
Newport Beach, California                                          92660
-------------------------                                          -----
(Address of Principal                                            (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

--------------------------------------------------------------------------------

Item 2.           Acquisition or Disposition of Assets.
                  ------------------------------------

         On May 29, 2003, a single series of bonds, entitled IMH Assets Corp., Collateralized Asset- Backed Bonds, Series 2003-6 (the "Bonds"), were issued pursuant to an indenture, dated as of May 29, 2003 (the "Agreement"), between Impac CMB Trust Series 2003-6, a Delaware statutory trust, as Issuer (the "Issuer"), and Deutsche Bank National Trust Company, as Indenture Trustee (the "Indenture Trustee").

Item 5.           Other Events.
                  ------------

Description of the Mortgage Pool

         The Bonds, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of adjustable rate, first lien, one- to four- family residential mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The mortgage loans have an aggregate principal balance of approximately $268,830,075 as of May 1, 2003.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of May 1, 2003.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (a) Not applicable

             (b) Not applicable

             (c) Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------

          99.1 Characteristics of the Mortgage Pool as of May 1, 2003, relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2003-6.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             IMH ASSETS CORP.

                                             By:  /s/ Richard J. Johnson
                                                  ---------------------------
                                             Name:    Richard J. Johnson
                                             Title:   Chief Financial Officer

Dated: June 12, 2003

                                  EXHIBIT INDEX



Exhibit Number                   Description
--------------                   -----------

99.1 Characteristics of the Mortgage Pool as of May 1, 2003, relating to IMH Assets Corp., Collateralized Asset-Backed, Series 2003-6.

                                THE MORTGAGE POOL

GENERAL

         The mortgage pool consists of one- to four-family, adjustable-rate, fully-amortizing residential mortgage loans secured by first liens on mortgaged properties. The mortgage loans have original terms to maturity of not greater than 30 years.

MORTGAGE RATE ADJUSTMENT

         The mortgage rate on each mortgage loan will generally adjust semi-annually commencing after an initial period after origination of generally six months, two years, three years, five years or seven years, in each case on each applicable adjustment date to a rate equal to the sum, generally rounded to the nearest one- eighth of one percentage point (12.5 basis points), of (i) the related index and (ii) the gross margin. In addition, the mortgage rate on each mortgage loan is subject on its first adjustment date following its origination to an initial rate cap and on each adjustment date thereafter to a periodic rate cap. All of the mortgage loans are also subject to maximum and minimum lifetime mortgage rates. The mortgage loans were generally originated with an initial mortgage rate below the sum of the index at origination and the gross margin. Due to the application of the initial rate caps, periodic rate caps, maximum mortgage rates and minimum mortgage rates, the mortgage rate on any mortgage loan, as adjusted on any related adjustment date, may not equal the sum of the index and the gross margin.

         The mortgage rate on all of the mortgage loans adjusts based on an index equal to Six-Month LIBOR. In the event that the related index is no longer available, an index that is based on comparable information will be selected by the Master Servicer, to the extent that it is permissible under the terms of the related mortgage and mortgage note.

         Substantially all of the mortgage loans have not reached their first adjustment date as of the Closing Date. The initial mortgage rate is generally lower than the rate that would have been produced if the applicable gross margin had been added to the index in effect at origination. Mortgage loans that have not reached their first adjustment date are subject to the initial rate cap on their first adjustment date, and periodic rate caps thereafter.

PREPAYMENT CHARGES

         Approximately 89.67% of the mortgage loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on prepayments. Generally, mortgage loans with prepayment charges provide for payment of a prepayment charge on some partial or full prepayments made within one year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan. No mortgage loan provides for payment of a prepayment charge on partial or full prepayments made more than five years from the date of origination of that mortgage loan. The amount of the prepayment charge is as provided in the related mortgage note. The prepayment charge will generally apply if, in any twelve-month period during the first year, five years or other period as provided in the related mortgage note from the date of origination of the mortgage loan, the mortgagor prepays an aggregate amount exceeding 20% of the original principal balance of the mortgage loan. The amount of the prepayment charge on these loans will generally be equal to 6 months' advance interest calculated on the basis of the mortgage rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan. The prepayment charges may, in certain circumstances, be waived by the Master Servicer or the related subservicer. Some of these prepayment charges may not be enforceable in cases where the mortgagor sells the related mortgaged property. There can be no assurance that the prepayment charges will have any effect on the prepayment performance of the mortgage loans. The Master Servicer or the related subservicer will be entitled to all prepayment charges received on the mortgage loans, and these amounts will not be available for payment on the Bonds.

PRIMARY MORTGAGE INSURANCE AND THE RADIAN LENDER-PAID PMI POLICY

         Substantially all of the mortgage loans with a loan-to-value ratio at origination in excess of 80.00% will be insured by one of the following: (1) a Primary Insurance Policy issued by a private mortgage insurer (other than a Radian Lender-Paid PMI Policy) or (2) the Radian Lender-Paid PMI Policy.

         Each Primary Insurance Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 90.00% of the lesser of the Appraised Value and the sale price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 12.00% of the Allowable Claim and (B) for which the outstanding principal balance at origination of such mortgage loan exceeded 90.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered by a Primary Insurance Policy in an amount equal to at least 22.00% of the Allowable Claim.

         The Radian Lender-Paid PMI Policy will insure against default under each insured mortgage note as follows: (A) for which the outstanding principal balance at origination of such mortgage loan is greater than or equal to 80.01% and up to and including 89.99% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim, (B) for which the outstanding principal balance at origination of such mortgage loan is at least 90.00% and up to and including 95.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 22.00% of the Allowable Claim and
(C) for which the outstanding principal balance at origination of such mortgage loan is at least 95.01% and up to and including 97.00% of the lesser of the Appraised Value and the sales price, such mortgage loan is covered in an amount equal to at least 35.00% of the Allowable Claim.

         With respect to the Radian Lender-Paid PMI Policy, the premium will be payable by the Master Servicer out of interest collections on the mortgage loans at a rate equal to the related Radian PMI Rate. The Radian PMI Rates will range from 0.28% per annum to 1.87% per annum of the Stated Principal Balance of the related Radian PMI Insured Loan.

         To the extent of a default by Radian under the Radian Lender-Paid PMI Policy, the Master Servicer will use its best efforts to find a replacement policy with substantially similar terms, with the approval of the Bond Insurer.

MORTGAGE LOAN CHARACTERISTICS

         The original mortgages for some of the mortgage loans have been, or in the future may be, at the sole discretion of the Master Servicer, recorded in the name of Mortgage Electronic Registration Systems, Inc., or MERS, solely as nominee for the Seller and its successors and assigns, and subsequent assignments of those mortgages have been, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. In some other cases, the original mortgage was recorded in the name of the originator of the mortgage loan, record ownership was later assigned to MERS, solely as nominee for the owner of the mortgage loan, and subsequent assignments of the mortgage were, or in the future may be, at the sole discretion of the Master Servicer, registered electronically through the MERS(R) System. For each of these mortgage loans, MERS serves as mortgagee of record on the mortgage solely as a nominee in an administrative capacity on behalf of the indenture trustee, and does not have any interest in the mortgage loan. Some of the mortgage loans were recorded in the name of MERS. For additional information regarding the recording of mortgages in the name of MERS see "Yield on the Bonds--Yield Sensitivity of the Class M Bonds and Class B Bonds" in the prospectus supplement.

         The mortgage loans had an aggregate principal balance as of the Cut-off Date of approximately $268,830,075, after application of scheduled payments due on or before the Cut-off Date, whether or not received. All of the mortgage loans are secured by first liens on the related mortgaged property.

         The average principal balance of the mortgage loans at origination was approximately $253,945. No mortgage loan had a principal balance at origination of greater than approximately $1,000,000 or less than approximately $68,400. The average principal balance of the mortgage loans as of the Cut-off Date was approximately $253,853. No mortgage loan had a principal balance as of the Cut-off Date of greater than approximately $1,000,000 or less than approximately $68,400.

         As of the Cut-off Date, the mortgage loans had mortgage rates ranging from approximately 2.875% per annum to approximately 11.250% per annum and the weighted average mortgage rate was approximately 5.687% per annum. The weighted average remaining term to stated maturity of the mortgage loans was approximately 360 months as of the Cut-off Date. None of the mortgage loans will have a first Due Date prior to July 1, 2002, or after July 1, 2003, or will have a remaining term to maturity of less than 349 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any mortgage loans is June 1, 2033.

         Approximately 0.04%, 58.02%, 0.63% and 0.23% of the mortgage loans have initial interest only periods of three years, five years, seven years and ten years, respectively.

         The loan-to-value ratio of a mortgage loan secured by a first lien is equal to the ratio, expressed as a percentage, of the principal amount of the loan at origination, to the lesser of the appraised value of the related mortgaged property at the time of origination and the sales price. The weighted average of the loan- to-value ratios at origination of the mortgage loans was approximately 78.82%. No loan-to-value ratio at origination of any mortgage loan was greater than approximately 100.00% or less than approximately 21.43%.

         None of the mortgage loans are buydown mortgage loans.

         None of the mortgage loans will be subject to the Home Ownership and Equity Protection Act of 1994 or any comparable state law.

         Approximately 99.69% of the mortgage loans have not reached their first adjustment date as of the Closing Date.

         Approximately 89.67% of the mortgage loans provide for prepayment charges.

         Approximately 18.51% and 11.35% of the mortgage loans are covered by a Primary Insurance Policy and the Radian Lender-Paid PMI Policy, respectively. For the mortgage loans, the weighted average of the Radian PMI Rates for the mortgage loans covered by the Radian Lender-Paid PMI Policy is approximately 0.885% per annum.

         Set forth below is a description of certain additional characteristics of the mortgage loans as of the Cut-off Date, except as otherwise indicated. All percentages of the mortgage loans are approximate percentages by aggregate principal balance as of the Cut-off Date, except as otherwise indicated. Dollar amounts and percentages may not add up to totals due to rounding.

                                                PRINCIPAL BALANCES AT ORIGINATION


                                                                           AGGREGATE               PERCENTAGE OF
                  ORIGINAL                         NUMBER OF                UNPAID                  CUT-OFF DATE
                MORTGAGE LOAN                       MORTGAGE               PRINCIPAL                 AGGREGATE
           PRINCIPAL BALANCES ($)                    LOANS                  BALANCE              PRINCIPAL BALANCE
           ----------------------                    -----                  -------              -----------------
 50,000.01 -    100,000.00...................            63           $    5,538,568                   2.06%
100,000.01 -    150,000.00...................           151               19,108,569                   7.11
150,000.01 -    200,000.00...................           195               34,101,382                  12.69
200,000.01 -    250,000.00...................           177               39,638,543                  14.74
250,000.01 -    300,000.00...................           175               47,718,405                  17.75
300,000.01 -    350,000.00...................           103               33,427,616                  12.43
350,000.01 -    400,000.00...................            79               29,507,221                  10.98
400,000.01 -    450,000.00...................            46               19,519,739                   7.26
450,000.01 -    500,000.00...................            27               12,761,337                   4.75
500,000.01 -    550,000.00...................            11                5,815,584                   2.16
550,000.01 -    600,000.00...................            11                6,316,123                   2.35
600,000.01 -    650,000.00...................             9                5,778,868                   2.15
650,000.01 -    700,000.00...................             3                2,049,700                   0.76
700,000.01 -    750,000.00...................             5                3,713,870                   1.38
800,000.01 -    850,000.00...................             1                  836,549                   0.31
950,000.01 - 1,000,000.00....................             3                2,998,000                   1.12
                                                      -----             ------------                 ------
     Total...................................         1,059             $268,830,075                 100.00%
                                                      =====             ============                 ======

         The average principal balance of the mortgage loans at origination was approximately $253,945.

                                            PRINCIPAL BALANCES AS OF THE CUT-OFF DATE


                                                                           AGGREGATE               PERCENTAGE OF
                                                   NUMBER OF                UNPAID                 CUT-OFF DATE
            CURRENT MORTGAGE LOAN                   MORTGAGE               PRINCIPAL                 AGGREGATE
           PRINCIPAL BALANCES ($)                    LOANS                  BALANCE              PRINCIPAL BALANCE
           ----------------------                    -----                  -------              -----------------
 50,000.01 -    100,000.00...................             63           $    5,538,568                    2.06%
100,000.01 -    150,000.00...................            152               19,258,531                    7.16
150,000.01 -    200,000.00...................            194               33,951,420                   12.63
200,000.01 -    250,000.00...................            177               39,638,543                   14.74
250,000.01 -    300,000.00...................            175               47,718,405                   17.75
300,000.01 -    350,000.00...................            103               33,427,616                   12.43
350,000.01 -    400,000.00...................             79               29,507,221                   10.98
400,000.01 -    450,000.00...................             46               19,519,739                    7.26
450,000.01 -    500,000.00...................             27               12,761,337                    4.75
500,000.01 -    550,000.00...................             11                5,815,584                    2.16
550,000.01 -    600,000.00...................             11                6,316,123                    2.35
600,000.01 -    650,000.00...................              9                5,778,868                    2.15
650,000.01 -    700,000.00...................              3                2,049,700                    0.76
700,000.01 -    750,000.00...................              5                3,713,870                    1.38
800,000.01 -    850,000.00...................              1                  836,549                    0.31
950,000.01 - 1,000,000.00....................              3                2,998,000                    1.12
                                                       -----             ------------                  ------
     Total...................................          1,059             $268,830,075                  100.00%
                                                       =====             ============                  ======

                 As of the Cut-off Date, the average current principal balance of the mortgage loans will be approximately $253,853.

                                                         MORTGAGE RATES


                                                                                              PERCENTAGE OF
                                              NUMBER OF                                       CUT-OFF DATE
                                              MORTGAGE            AGGREGATE UNPAID              AGGREGATE
          MORTGAGE RATES (%)                    LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
          ------------------                    -----            -----------------          -----------------
  2.500 -  2.999......................             1             $       140,000                    0.05%
  3.000 -  3.499......................             4                     808,597                    0.30
  3.500 -  3.999......................            18                   5,057,206                    1.88
  4.000 -  4.499......................            87                  25,405,871                    9.45
  4.500 -  4.999......................           183                  51,560,552                   19.18
  5.000 -  5.499......................           149                  40,997,391                   15.25
  5.500 -  5.999......................           194                  51,306,630                   19.09
  6.000 -  6.499....................             127                  30,417,281                   11.31
  6.500 -  6.999......................           119                  26,523,717                    9.87
  7.000 -  7.499......................            59                  13,061,761                    4.86
  7.500 -  7.999......................            61                  12,345,625                    4.59
  8.000 -  8.499......................            28                   5,293,871                    1.97
  8.500 -  8.999......................            16                   4,089,717                    1.52
  9.000 -  9.799......................             7                     968,889                    0.36
  9.500 -  9.399......................             3                     450,433                    0.17
 10.500 - 10.999......................             2                     282,359                    0.11
 11.000 - 11.499......................             1                     120,175                    0.04
                                               -----                ------------                  ------
     Total............................         1,059                $268,830,075                  100.00%
                                               =====                ============                  ======

         The weighted average mortgage rate of the mortgage loans was approximately 5.687% per annum.

                                                      NEXT ADJUSTMENT DATE


                                                                                              PERCENTAGE OF
                                              NUMBER OF                                       CUT-OFF DATE
                                              MORTGAGE            AGGREGATE UNPAID              AGGREGATE
         NEXT ADJUSTMENT DATE                   LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
         --------------------                   -----            -----------------          -----------------
  June 1, 2003........................               3          $       654,451                   0.24%
  July 1, 2003........................               2                1,081,396                   0.40
  August 1, 2003......................              13                2,499,906                   0.93
  September 1, 2003...................              24                5,488,551                   2.04
  October 1, 2003.....................              90               24,543,461                   9.13
  November 1, 2003....................             283               75,321,569                  28.02
  December 1, 2003....................              57               15,548,628                   5.78
  June 1, 2004........................               1                  408,090                   0.15
  January 1, 2005.....................               2                  331,882                   0.12
  February 1, 2005....................               4                  778,901                   0.29
  March 1, 2005.......................              17                3,820,593                   1.42
  April 1, 2005.......................              59               14,345,134                   5.34
  May 1, 2005.........................             289               67,658,511                  25.17
  June 1, 2005........................              71               15,030,455                   5.59
  November 1, 2005....................               1                  117,000                   0.04
  April 1, 2006.......................               7                1,943,680                   0.72
  May 1, 2006.........................              36                8,708,100                   3.24
  June 1, 2006........................               9                2,982,400                   1.11
  December 1, 2007....................               2                  734,806                   0.27
  February 1, 2008....................               2                  525,801                   0.20
  March 1, 2008.......................              12                3,927,443                   1.46
  April 1, 2008.......................              24                6,441,808                   2.40
  May 1, 2008.........................              34               10,810,131                   4.02
  June 1, 2008........................              11                3,151,450                   1.17
  January 1, 2010.....................               1                  750,000                   0.28
  March 1, 2010.......................               2                  499,950                   0.19
  April 1, 2010.......................               3                  725,981                   0.27
                                                 -----             ------------                 ------
     Total............................           1,059             $268,830,075                 100.00%
                                                 =====             ============                 ======

         As of the Cut-off Date, the weighted average remaining months to the next adjustment date of the mortgage loans will be approximately 20 months.

                                                          GROSS MARGIN


                                                                                              PERCENTAGE OF
                                              NUMBER OF                                       CUT-OFF DATE
                                              MORTGAGE            AGGREGATE UNPAID              AGGREGATE
      RANGE OF GROSS MARGINS (%)                LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
      --------------------------                -----            -----------------          -----------------
  1.500 -  1.749....................                2              $    501,200                    0.19%
  1.750 -  1.999....................                3                   779,500                    0.29
  2.000 -  2.249....................               14                 5,015,746                    1.87
  2.250 -  2.499....................               31                11,220,496                    4.17
  2.500 -  2.749....................              145                39,409,625                   14.66
  2.750 -  2.999....................              296                77,450,757                   28.81
  3.000 -  3.249....................              209                53,488,018                   19.90
  3.250 -  3.499....................              149                34,914,506                   12.99
  3.500 -  3.749....................               76                15,304,151                    5.69
  3.750 -  3.999....................               41                 9,914,709                    3.69
  4.000 -  4.249....................               38                 8,432,875                    3.14
  4.250 -  4.499....................               14                 3,635,782                    1.35
  4.500 -  4.749....................                5                 1,276,155                    0.47
  4.750-   4.999....................                9                 1,957,375                    0.73
  5.000 -  5.249....................               11                 2,730,291                    1.02
  5.250 -  5.699....................                6                 1,083,660                    0.40
  5.500 -  5.749....................                4                   653,067                    0.24
  6.000 -  6.249....................                2                   330,486                    0.12
  6.250 -  6.149....................                1                   218,721                    0.08
  6.500 -  6.149....................                1                   224,811                    0.08
  8.250 -  8.199....................                1                   205,710                    0.08
  8.500 -  8.749....................                1                    82,434                    0.03
                                                -----              ------------                  ------
     Total............................          1,059              $268,830,075                  100.00%
                                                =====              ============                  ======

         As of the Cut-off Date, the weighted average Gross Margin of the mortgage loans will be approximately 3.034% per annum.

                                                      MAXIMUM MORTGAGE RATE


                                                                                              PERCENTAGE OF
                                              NUMBER OF               AGGREGATE               CUT-OFF DATE
       RANGE OF MAXIMUM MORTGAGE               MORTGAGE                UNPAID                   AGGREGATE
                RATE (%)                        LOANS             PRINCIPAL BALANCE         PRINCIPAL BALANCE
                --------                        -----             -----------------         -----------------
   8.500 -   8.999......................            1             $    140,000                     0.05%
   9.000 -   9.499......................            5                1,286,097                     0.48
   9.500 -   9.999......................           24                6,997,961                     2.60
  10.000 -  10.499......................           87               25,408,922                     9.45
  10.500 -  10.999......................          182               51,893,462                    19.30
  11.000 -  11.499......................          146               40,164,356                    14.94
  11.500 -  11.999......................          185               47,867,736                    17.81
  12.000 -  12.499......................          112               27,220,169                    10.13
  12.500 -  12.999......................          138               30,594,365                    11.38
  13.000 -  13.499......................           58               13,112,939                     4.88
  13.500 -  13.999......................           55               11,461,813                     4.26
  14.000 -  14.499......................           28                5,270,873                     1.96
  14.500 -  14.999......................           21                4,934,214                     1.84
  15.000 -  15.499......................           10                1,538,248                     0.57
  15.500 -  15.999......................            3                  450,433                     0.17
  16.000 -  16.499......................            1                   85,954                     0.03
  17.000 -  17.499......................            1                  120,175                     0.04
  17.500 -  17.999......................            2                  282,359                     0.11
                                                -----             ------------                   ------
     Total..............................        1,059             $268,830,075                   100.00%
                                                =====             ============                   ======

         As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the mortgage loans will be approximately 11.685% per annum.

                                                    INITIAL FIXED-RATE PERIOD


                                                                                              PERCENTAGE OF
                                              NUMBER OF                                       CUT-OFF DATE
                                              MORTGAGE            AGGREGATE UNPAID              AGGREGATE
      INITIAL FIXED-RATE PERIOD                 LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
      -------------------------                 -----            -----------------          -----------------
  Six Months..........................             472             $125,137,962                  46.55%
  Two Years...........................             443              102,373,564                  38.08
  Three Years.........................              53               13,751,180                   5.12
  Five Years..........................              85               25,591,438                   9.52
  Seven Years.........................               6                1,975,931                   0.74
                                                 -----             ------------                 ------
     Total............................           1,059             $268,830,075                 100.00%
                                                 =====             ============                 ======






                                                        INITIAL RATE CAP


                                                                                              PERCENTAGE OF
                                              NUMBER OF                                       CUT-OFF DATE
                                              MORTGAGE            AGGREGATE UNPAID              AGGREGATE
         INITIAL RATE CAP (%)                   LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
         --------------------                   -----            -----------------          -----------------
  1.00................................            467             $123,695,757                    46.01%
  1.50................................              5                1,442,205                     0.54
  3.00................................            585              143,134,252                    53.24
  5.00................................              1                  277,862                     0.10
  6.00................................              1                  280,000                     0.10
                                                -----             ------------                   ------
     Total............................          1,059             $268,830,075                   100.00%
                                                =====             ============                   ======

                                                        PERIODIC RATE CAP


                                                                                              PERCENTAGE OF
                                              NUMBER OF                                       CUT-OFF DATE
                                              MORTGAGE            AGGREGATE UNPAID              AGGREGATE
        PERIODIC RATE CAP (%)                   LOANS            PRINCIPAL BALANCE          PRINCIPAL BALANCE
        ---------------------                   -----            -----------------          -----------------
  1.00................................           1,021             $260,082,446                    96.75%
  1.50................................              17                3,155,317                     1.17
  2.00................................              21                5,592,312                     2.08
                                                 -----             ------------                   ------
     Total............................           1,059             $268,830,075                   100.00%
                                                 =====             ============                   ======

                                                  ORIGINAL LOAN-TO-VALUE RATIOS

                                                                         AGGREGATE               PERCENTAGE OF
                                                    NUMBER OF             UNPAID                 CUT-OFF DATE
                                                    MORTGAGE             PRINCIPAL                 AGGREGATE
       ORIGINAL LOAN-TO-VALUE RATIOS (%)              LOANS               BALANCE              PRINCIPAL BALANCE
       ---------------------------------              -----               -------              -----------------
  20.01 -   25.00..............................          3         $       928,936                     0.35%
  30.01 -   35.00..............................          5                 910,644                     0.34
  35.01 -   40.00..............................          5               1,286,514                     0.48
  40.01 -   45.00..............................          7               2,562,500                     0.95
  45.01 -   50.00..............................         11               2,713,000                     1.01
  50.01 -   55.00..............................         18               5,287,791                     1.97
  55.01 -   60.00..............................         16               5,039,101                     1.87
  60.01 -   65.00..............................         23               7,835,999                     2.91
  65.01 -   70.00..............................        122              36,148,058                    13.45
  70.01 -   75.00..............................         50              14,332,459                     5.33
  75.01 -   80.00..............................        435             111,524,034                    41.48
  80.01 -   85.00..............................         25               6,459,697                     2.40
  85.01 -   90.00..............................        216              46,210,084                    17.19
  90.01 -   95.00..............................        112              25,291,320                     9.41
  95.01 - 100.00...............................         11               2,299,938                     0.86
                                                     -----            ------------                   ------
    Total......................................      1,059            $268,830,075                   100.00%
                                                     =====            ============                   ======

         The minimum and maximum loan-to-value ratios of the mortgage loans at origination were approximately 21.43% and 100.00%, respectively, and the weighted average of the loan-to-value ratios of the mortgage loans at origination was approximately 78.82%.

                                                        OCCUPANCY TYPES



                                                                          AGGREGATE              PERCENTAGE OF
                                                   NUMBER OF               UNPAID                CUT-OFF DATE
                                                    MORTGAGE              PRINCIPAL                AGGREGATE
OCCUPANCY TYPE                                       LOANS                 BALANCE             PRINCIPAL BALANCE
--------------                                       -----                 -------             -----------------
   Owner Occupied............................          865             $227,526,910                  84.64%
   Investor..................................          176               37,557,542                  13.97
   Second Home...............................           18                3,745,623                   1.39
                                                     -----              -----------                 ------
        Total................................        1,059              268,830,075                 100.00%
                                                     =====              ===========                 ======

         Occupancy type is based on the representation of the borrower at the time of origination.


                                          MORTGAGE LOAN PROGRAM AND DOCUMENTATION TYPE


                                                                           AGGREGATE              PERCENTAGE OF
                                                    NUMBER OF               UNPAID                CUT-OFF DATE
LOAN PROGRAM AND DOCUMENTATION                       MORTGAGE              PRINCIPAL                AGGREGATE
TYPE                                                  LOANS                 BALANCE             PRINCIPAL BALANCE
----                                                  -----                 -------             -----------------
Progressive Series Program (Limited                      360            $101,503,821                  37.76%
(Stated) Documentation)......................
Progressive Express(TM)Program                           217              55,413,042                  20.61
(Verified Assets)............................
Progressive Series Program (Full                         208              48,959,204                  18.21
Documentation)...............................
Progressive Express(TM)Program (Non                      193              44,004,719                  16.37
Verified Assets).............................
Progressive Express(TM)No Doc                             62              14,080,674                   5.24
Program .....................................
Progressive Express(TM)No Doc                             17               4,422,764                   1.65
Program (Verified Assets)....................
Progressive Series Program (Full                           2                 445,850                   0.17
Income/Stated Asset Documentation)...........
        Total................................          1,059            $268,830,075                 100.00%

                                                         RISK CATEGORIES


                                                                          AGGREGATE                PERCENTAGE OF
                                                  NUMBER OF                UNPAID                  CUT-OFF DATE
                                                  MORTGAGE                PRINCIPAL                  AGGREGATE
               CREDIT GRADE                         LOANS                  BALANCE               PRINCIPAL BALANCE
               ------------                         -----                  -------               -----------------
A+(1)......................................              348            $  95,740,855                   35.61%
A(1).......................................              234               61,268,608                   22.79
A-(1)......................................               17                3,691,769                    1.37
B(1).......................................                1                  149,891                    0.06
C(1).......................................                2                  263,029                    0.10
Progressive Express(TM)I(2)..................            240               56,697,657                   21.09
Progressive Express(TM)II(2).................            180               43,547,670                   16.20
Progressive Express(TM)III(2)................             15                3,502,189                    1.30
Progressive Express(TM)IV(2).................             12                2,172,536                    0.81
Progressive Express(TM)V(2)..................              6                1,231,377                    0.46
Progressive Express(TM)VI(2).................              4                  564,495                    0.21
                                                       -----             ------------                  ------
      Total................................            1,059             $268,830,075                  100.00%
                                                       =====             ============                  ======

_________________

(1) All of these mortgage loans were reviewed and placed into risk categories based on the credit standards of the Progressive Series Program. Credit grades of A+, A, A-, B and C correspond to Progressive Series I+, I and II, III and III+, IV and V, respectively. All of the Seasoned Mortgage Loans have been assigned credit grades by Impac Funding. All of the mortgage loans originated pursuant to the Express Priority Refi(TM) Program have been placed in Progressive Express(TM) Programs II and III.

(2) These mortgage loans were originated under the Seller's Progressive Express(TM) Program. The underwriting for these mortgage loans is generally based on the borrower's "FICO" score and therefore these mortgage loans do not correspond to the alphabetical risk categories listed above.

                                                         PROPERTY TYPES


                                                                           AGGREGATE               PERCENTAGE OF
                                                    NUMBER OF                UNPAID                 CUT-OFF DATE
                                                    MORTGAGE               PRINCIPAL                  AGGREGATE
               PROPERTY TYPE                          LOANS                 BALANCE              PRINCIPAL BALANCE
               -------------                          -----                 -------              -----------------
Single-Family...............................             622             $157,558,998                   58.61%
De Minimis PUD..............................             173               49,708,858                   18.49
Condominium.................................             162               36,043,952                   13.41
Planned Unit Development....................              45                8,992,062                    3.34
Three Family................................              14                5,286,762                    1.97
Four Family.................................              14                5,243,212                    1.95
Two Family..................................              23                5,071,773                    1.89
Hi-Rise Condo...............................               3                  604,724                    0.22
Townhouse...................................               1                  162,600                    0.06
Manufactured................................               1                   82,434                    0.03
Leasehold...................................               1                   74,700                    0.03
                                                       -----             ------------                  ------
   Total....................................           1,059             $268,830,075                  100.00%
                                                       =====             ============                  ======




                                         GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                        AGGREGATE             PERCENTAGE OF
                                                  NUMBER OF               UNPAID              CUT-OFF DATE
                                                  MORTGAGE              PRINCIPAL               AGGREGATE
                   STATE                            LOANS                BALANCE            PRINCIPAL BALANCE
                   -----                            -----                -------            -----------------
California.................................           665             $189,193,825                70.38%
Florida....................................           117               22,550,055                 8.39
Other (less than 3% in any one state)......           277               57,086,195                21.24
                                                    -----             ------------               ------
   Total...................................         1,059             $268,830,075               100.00%
                                                    =====             ============               ======


         No more than approximately 0.89% of the mortgage loans (by aggregate outstanding principal balance as of the Cut-off Date) will be secured by mortgaged properties located in any one zip code.

                                                          LOAN PURPOSES


                                                                        AGGREGATE              PERCENTAGE OF
                                                  NUMBER OF               UNPAID                CUT-OFF DATE
                                                  MORTGAGE              PRINCIPAL                AGGREGATE
               LOAN PURPOSE                         LOANS                BALANCE             PRINCIPAL BALANCE
               ------------                         -----                -------             -----------------
Purchase...................................          648             $158,953,985                   59.13%
Cash-Out Refinance.........................          309               84,572,473                   31.46
Rate and Term Refinance....................          102               25,303,618                    9.41
                                                   -----             ------------                  ------
   Total...................................        1,059             $268,830,075                  100.00%
                                                   =====             ============                  ======


         In general, in the case of a mortgage loan made for "rate and term" refinance purposes, substantially all of the proceeds are used to pay in full the principal balance of a previous mortgage loan of the mortgagor with respect to a mortgaged property and to pay origination and closing costs associated with such refinancing. Mortgage loans made for "cash-out" refinance purposes may involve the use of the proceeds to pay in full the principal balance of a previous mortgage loan and related costs except that a portion of the proceeds are generally retained by the mortgagor for uses unrelated to the mortgaged property. The amount of these proceeds retained by the mortgagor may be substantial.